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                                                                    EXHIBIT 10.1
                         COMMON STOCK PURCHASE AGREEMENT



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                                TABLE OF CONTENTS

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                                                                                                               Page

1.  Purchase and Sale of Stock....................................................................................1
         1.1  Sale and Issuance of Common Stock...................................................................1
         1.2  Closing.............................................................................................1

2.  Representations and Warranties of the Company.................................................................1
         2.1  Organization, Good Standing and Qualification.......................................................1
         2.2  Capitalization and Voting Rights....................................................................2
         2.3  Subsidiaries........................................................................................2
         2.4  Authorization.......................................................................................2
         2.5  Valid Issuance of Common Stock......................................................................3
         2.6  Governmental Consents...............................................................................3
         2.7  Offering............................................................................................3
         2.8  Litigation..........................................................................................3
         2.9  Proprietary Information Agreements..................................................................4
         2.10  Compliance with Other Instruments..................................................................4
         2.11  Agreements; Action.................................................................................4
         2.12  Related-Party Transactions.........................................................................5
         2.13  No Financial Statements............................................................................5
         2.14  Taxes..............................................................................................6
         2.15  Permits............................................................................................6
         2.16  Disclosure.........................................................................................6
         2.17  Registration Rights................................................................................6
         2.18  Corporate Documents................................................................................6
         2.19  Title to Property and Assets.......................................................................7
         2.20  Manufacturing and Marketing Rights.................................................................7
         2.21  Section 83(b) Elections............................................................................7
         2.22  Qualified Small Business Stock.....................................................................7

3.  Representations and Warranties of Purchaser...................................................................7
         3.1  Authorization.......................................................................................7
         3.2  Purchase Entirely for Own Account...................................................................8
         3.3  Disclosure of Information...........................................................................8
         3.4  Investment Experience...............................................................................8
         3.5  Accredited Investor.................................................................................8
         3.6  Restricted Securities...............................................................................8
         3.7  Further Limitations on Disposition..................................................................8
         3.8  Legends.............................................................................................9

4.  Conditions of Purchaser's Obligations at Closing..............................................................9
         4.1  Representations and Warranties......................................................................9
         4.2  Performance.........................................................................................9
         4.3  Officer's Certificates..............................................................................9
         4.4  Qualifications.....................................................................................10
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
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
         4.5  Proceedings and Documents..........................................................................10
         4.6  Proprietary Information and Inventions Agreement...................................................10
         4.7  Board of Directors.................................................................................10
         4.8  Rights Agreement...................................................................................10
         4.9  Voting Agreement...................................................................................10
         4.10 Co-Sale Agreement..................................................................................10
         4.11 Operating Agreement................................................................................11
         4.12 License Agreement..................................................................................11
         4.13 Employment Agreements..............................................................................11
         4.14 Sale and Issuance of Series A Preferred Stock......................................................11

5.  Conditions of the Company's Obligations at Closing...........................................................11
         5.1  Representations and Warranties.....................................................................11
         5.2  Payment of Purchase Price..........................................................................11
         5.3  Qualifications.....................................................................................11

6.  Miscellaneous................................................................................................11
         6.1  Survival...........................................................................................11
         6.2  Successors and Assigns.............................................................................11
         6.3  Governing Law......................................................................................11
         6.4  Counterparts.......................................................................................12
         6.5  Titles and Subtitles...............................................................................12
         6.6  Notices............................................................................................12
         6.7  Finder's Fee.......................................................................................12
         6.8  Expenses...........................................................................................12
         6.9  Amendments and Waivers.............................................................................12
         6.10 Severability.......................................................................................13
         6.11 Corporate Securities Law...........................................................................13
         6.12 Aggregation of Stock...............................................................................13
         6.13 Entire Agreement...................................................................................13


EXHIBIT A                  Amended and Restated Certificate of Incorporation
EXHIBIT B                  Rights Agreement
EXHIBIT C                  Voting Agreement
EXHIBIT D                  Right of First Refusal and Co-Sale Agreement
EXHIBIT E                  Bylaws of the Company
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                               LETSTALK.COM, INC.

                         COMMON STOCK PURCHASE AGREEMENT



         THIS STOCK PURCHASE AGREEMENT is made as of the 30th day of July, 1999, by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Purchaser.")

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Stock.

         1.1      Sale and Issuance of Common Stock.

                  (a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to Purchaser of an aggregate of Six
Million Six Hundred Thousand (6,600,000) shares of the Common Stock, par value
$0.0001 of the Company (the "Common Stock").

                  (b) Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to Purchaser at the Closing, Six Million Six Hundred Thousand (6,600,000) shares of the Common Stock in exchange for certain intellectual property pursuant to the terms of the License Agreement (as defined below). The fair market value of the Common Stock as of the date hereof is $0.25 per share.

         1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, at 10:00 A.M., on July 30, 1999, or at such other time and place as the Company and Purchaser mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to Purchaser a certificate representing the Common Stock that such Purchaser is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness, or any combination thereof.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished Purchaser and special counsel for the Purchaser, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact

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business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

         2.2 Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                  (a) Preferred Stock. Twelve Million (12,000,000) shares of
Preferred Stock, par value $0.0001 (the "Preferred Stock"), Eight Million Eight
Hundred Thousand (8,800,000) of which shares have been designated Series A
Preferred Stock (the "Series A Preferred Stock") and up to Eight Million
(8,000,000) of which will be sold pursuant to a Series A Preferred Stock
Purchase Agreement, by and among the Company and certain investors of the Company dated the date hereof. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Company's Amended and Restated
Certificate of Incorporation attached hereto as Exhibit A (the "Restated
Certificate").

                  (b) Common Stock. Thirty-Six Million (36,000,000) shares of common stock, par value $0.0001 ("Common Stock"), of which 2,150,000 shares are issued and outstanding and 6,600,000 will be sold pursuant to this Agreement.

                  (c) The outstanding shares of Common Stock are owned by the stockholders and in the numbers specified in the Schedule of Exceptions.

                  (d) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities
Act of 1933, as amended (the "Act") and any relevant state securities laws, or pursuant to valid exemptions therefrom.

                  (e) Except for (A) the conversion privileges of the Series A
Preferred Stock to be issued under this Agreement, (B) the rights provided in
Section 2.4 of the Rights Agreement, and (C) currently outstanding options to purchase 440,000 shares of Common Stock granted to employees and other service providers pursuant to the Company's 1999 Stock Plan, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved 2,410,000 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Company's 1999 Stock Plan. Except for the Voting Agreement (as defined below), the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

         2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, or hold any rights to acquire, any interest in any other corporation, association, or other business entity nor has the Company ever held such interest. The Company is not a participant in any joint venture, partnership, or similar arrangement nor has the Company ever been a participant in any such arrangement.

         2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this

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Agreement, the Investors' Rights Agreement in the form attached hereto as
Exhibit B (the "Rights Agreement"), the Voting Agreement in the form attached hereto as Exhibit C (the "Voting Agreement"), and the Right of First Refusal and
Co-Sale Agreement in the form attached hereto as Exhibit D (the "Co-sale
Agreement"), the performance of all obligations of the Company hereunder and thereunder, the Restated Certificate and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement, the Rights Agreement, the Voting Agreement and the Co-sale Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 Valid Issuance of Common Stock. The Common Stock that is being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Rights Agreement and under applicable state and federal securities laws.

                  2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Common Stock hereunder, and such other filings pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

                  2.7 Offering. Subject in part to the truth and accuracy of Purchaser's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  2.8 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Rights
Agreement, the Voting Agreement or the Co-Sale Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened


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(or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  2.9 Proprietary Information Agreements. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form provided to special counsel to Purchaser. The
Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

                  2.10 Compliance with Other Instruments. The Company is not in violation or default of any provision of its Restated Certificate or Bylaws, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Rights
Agreement, the Voting Agreement and the Co-sale Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

                  2.11     Agreements; Action.

                  (a) Except for the Rights Agreement, the Voting Agreement and the Co-sale Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                  (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations
(contingent or otherwise) of, or payments to the Company in excess of, $5,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than the license of the Company's software and products in the ordinary course of business), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                  (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $5,000 or, in the case of indebtedness and/or liabilities individually less than $5,000, in


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excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  (e) All of the contracts, agreements and instruments set forth on the Schedule of Exceptions pursuant to this Section 2.12 are valid, binding and enforceable in accordance with their respective terms. The Company has performed all material obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any contract, agreement or instrument and the Company does not have any present expectation or intention of not fully performing all such obligations.
No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company under any contract, agreement or instrument. The Company has no knowledge of any breach or anticipated breach by the other parties to any contract, agreement, instrument or commitment.

                  (f) The special counsel to Purchaser has been supplied with a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements that are referred to on the Schedule of Exceptions pursuant to this Section 2.12, together with all amendments, waivers or other changes thereto.

                  (g) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws that adversely affects its business as now conducted or as proposed to be, its properties or its financial condition.


         2.12 Related-Party Transactions. No employee, stockholder, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that members of the immediate families of employees, officers, stockholders or directors of the Company may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

         2.13 No Financial Statements. The Company is a newly formed entity and has not prepared any financial statements. Except as disclosed in the Schedule of Exceptions, the Company does not have any liabilities and has not entered into any contracts other than the


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contracts contemplated hereby. The Company has not conducted business or entered into any transaction other than the transactions related to or contemplated hereby.

         2.14     Taxes. Except as set forth on the Schedule of Exceptions, (a)
The Company has timely filed all tax returns (federal, state and local) required to be filed by it and all Taxes (as defined below), assessments and other government charges imposed upon the Company, or upon any of the assets, income or franchises of the Company, have been timely paid or, if not yet payable, are adequately accrued on the Company's books and records; (b) there are no actual or proposed Tax deficiencies, assessments or adjustments with respect to the Company or any assets or operations of the Company; (c) no consent has been given with respect to the Company to extend the time in which any Tax may be assessed or collected by any taxing authority; (d) there are no ongoing or pending Tax audits by any taxing authority against the Company; (e) the Company has never filed a consent relating to any assets or property pursuant to Section
341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to collapsible corporations; and (f) none of the assets or income items of the Company has been or potentially is subject to Tax under Code Section 1374 (or any corresponding provision of state, local or foreign law). "Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall, profits, environmental, customs, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other similar tax, governmental fee, governmental assessment or governmental charge of any kind whatsoever, including any interest, penalties or additions to Tax or additional amounts with respect to the foregoing.

         2.15 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The
Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

         2.16 Disclosure. The Company has fully provided Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Common Stock and all information that the Company believes is reasonably necessary to enable such Purchaser to make such decision. Neither this Agreement, the Rights Agreement, the Voting Agreement, the Co-sale
Agreement nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         2.17     Registration Rights. Except as provided in the Rights
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

         2.18 Corporate Documents. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments

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has been approved by Purchaser), the Restated Certificate and Bylaws of the
Company are in the form attached hereto as Exhibits A and E, respectively. The minute books of the Company provided to Purchaser contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         2.19 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business, none of which, individually or in the aggregate, materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.

         2.20 Manufacturing and Marketing Rights. The Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

         2.21 Section 83(b) Elections. All individuals who have purchased unvested shares of the Company's Common Stock have timely filed elections under
Section 83(b) of the Code and any analogous provisions of applicable state tax laws.

         2.22 Qualified Small Business Stock. As of and immediately following the date hereof: (i) the Company will be a domestic C corporation,
(ii) the Company's (and any predecessor's) aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between inception of the Company through the date hereof, have exceeded $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code
Section 1202(d)(3), (iii) the Company has not purchased more than five percent
(5%) of its own stock as described in Code Section 1202(c)(3)(B) during the one-year period preceding the date hereof, (iv) the Company is an eligible corporation, as defined by Code Section 1202 (e) (4), and (v) as of the Initial
Closing, at least eighty percent (by value) of the assets of the Company will, in accordance with Code Section 1202(e)(6), be considered to be used in the active conduct of a qualified trade or business.

         3. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants that:

         3.1 Authorization. Such Purchaser has full power and authority to enter into this Agreement and the Rights Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

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         3.2      Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Common Stock to be received by such Purchaser (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         3.3 Disclosure of Information. Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of Purchaser to rely thereon.

         3.4 Investment Experience. Such Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common
Preferred Stock. If other than an individual, Purchaser also represents it has not been organized for the purpose of acquiring the Common Stock.

         3.5 Accredited Investor. Such investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         3.6      Restricted Securities. Such Purchaser understands that the
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Rights Agreement provided:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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                  (b) (i) Such Purchaser shall have notified the Company of
the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the
Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                  (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Purchaser that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder.

         3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                  (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                  (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

         4. Conditions of Purchaser's Obligations at Closing. The obligations of Purchaser under subsection 1.1(c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent thereto:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3      Officer's Certificates. The Company shall have delivered to
Purchaser all of the following documents:

                  (a) A Compliance Certificate, dated the date of the Closing, stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there

                                       9

shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of the Company's formation;

                  (b) Certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the Rights Agreement, the Voting Agreement, the Co-sale Agreement and each of the other agreements contemplated hereby, the filing of the amendment and restatement of the Restated Certificate, the adoption of the Company's bylaws, the issuance and sale of the Common Stock and the consummation of all other transactions contemplated by this Agreement;

                  (c) Certified copies of the Restated Certificate and the Company's bylaws, each as in effect at the Closing;

                  (d) Certificates of good standing issued by the secretary of state for each state where the Company is authorized to do business; and

                  (e) Copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal).

         4.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser's special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

         4.6 Proprietary Information and Inventions Agreement. Each employee of and consultant to the Company shall have entered into a Proprietary Information and Inventions Agreement in the form previously provided to special counsel for Purchaser.

         4.7 Board of Directors. The directors of the Company shall be Messrs. Berman, Beveridge, Brody, Eisenberg, Patmore, Tamer, and a representative designated by HIG Capital Management.

         4.8 Rights Agreement. The Company and Purchaser shall have entered into the Rights Agreement.

         4.9 Voting Agreement. The Company, LTCW, Messrs. Beveridge and Tamer, and certain investors of the Company shall have entered into the Voting Agreement.

         4.10 Co-Sale Agreement. The Company, Purchaser, Messrs Beveridge and Tamer, and certain investors of the Company shall have entered into the Co-Sale Agreement.

         4.11 Operating Agreement. The Company and Purchaser shall have entered into a binding Letter of Intent relating to an operating agreement in a form satisfactory to Purchaser.

         4.12 License Agreement. The Company and Purchaser shall have entered into a license agreement in a form satisfactory to Purchaser (the "License Agreement").

         4.13 Employment Agreements. The Company and each of Delly Tamer and Brett Beveridge shall have entered into an employment agreement in a form satisfactory to Purchaser.

         4.14 Sale and Issuance of Series A Preferred Stock. The Company shall have sold and issued 8,000,000 shares of Series A Preferred Stock.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by
Purchaser:

         5.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.2 Payment of Purchase Price. The Purchaser shall have delivered the purchase price specified in Section 1.2.

         5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         6.       Miscellaneous.

         6.1 Survival. The warranties, representations and covenants of the Company and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Purchaser or the Company.

         6.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         6.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         6.8 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of special counsel for Purchaser, not to exceed $15,000, and shall, upon receipt of a bill therefor, reimburse the reasonable out-of-pocket expenses of such counsel. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Rights Agreement, the Voting Agreement, Co-Sale Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         6.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

         6.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6.11 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         6.12 Aggregation of Stock. All shares of the Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         6.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             LETSTALK.COM, INC.


                             By: /s/  Delly Tamer
                                -------------------------------------------
                                      Delly Tamer
                                      President and Chief Executive Officer

                             970 Chestnut Street
                             San Francisco, CA 94109


                             LET'S TALK CELLULAR & WIRELESS, INC.



                             By:
                                -------------------------------------------

                             Name
                                  -----------------------------------------

                             Title:
                                   ----------------------------------------


                             800 Brickell Avenue, Suite 400
                             Miami, Florida 33131





                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                         COMMON STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             LETSTALK.COM, INC.


                             By: /s/  Delly Tamer
                                -------------------------------------------
                                      Delly Tamer
                                      President and Chief Executive Officer

                             970 Chestnut Street
                             San Francisco, CA 94109


                             LET'S TALK CELLULAR & WIRELESS, INC.



                             By: /s/ David H. Eisenberg
                                -------------------------------------------

                             Name David H. Eisenberg
                                  -----------------------------------------

                             Title: CEO
                                   ----------------------------------------


                             800 Brickell Avenue, Suite 400
                             Miami, Florida 33131





                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                         COMMON STOCK PURCHASE AGREEMENT

                                   EXHIBIT A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                       ---------------------------------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "WIRELESS NET, INC.", CHANGING ITS NAME FROM "WIRELESS NET, INC." TO "LETS TALK.COM, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JULY, A.D. 1999, AT 9 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.


                                   /S/ EDWARD J. FREEL
                    [SEAL]         --------------------------------------------
                                   EDWARD J. FREEL, SECRETARY OF STATE

3063254  8100                              AUTHENTICATION:  9894890

991314343                                            DATE:  07-29-29

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WIRELESS NET, INC.

                    (PURSUANT TO SECTIONS 242 AND 245 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)



                  WIRELESS NET, INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "General Corporation Law"),

                  DOES HEREBY CERTIFY:

                  FIRST: That the name of this corporation is WIRELESS NET, INC. and that this corporation was originally incorporated pursuant to the General Corporation Law on June 29, 1999 under the name WIRELESS NET, INC.

                  SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:

                                   ARTICLE I

                  The name of this corporation is LetsTalk.com, Inc.

                                   ARTICLE II

                  The address of the registered office of this corporation in the State of Delaware is 15 E. North Street, in the City of Dover, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

                                  ARTICLE III

                  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        EILED 09:00AM 07/29/1999
                                                           991314363 - 3063254

                                   ARTICLE IV

         A. Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is Forty-Eight Million (48,000,000) shares. Thirty-Six Million (36,000,000) shares shall be Common Stock and Twelve Million (12,000,000) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

         B. Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Restated Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of Eight Million Eight Hundred Thousand (8,800,000) shares (the "Series A Preferred Stock"), are as set forth below in this Article IV(B). The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or series thereof in Certificates of Designation or this corporation's Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than the Series A Preferred Stock), prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         1. Dividend Provisions. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.20 per share per annum for the Series A Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) or, if greater (as determined on a per annum basis and on an as converted basis for the Series A Preferred Stock), an amount equal to that paid on any other outstanding shares of this corporation, payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1 upon the affirmative vote or written consent of the holders of at least a majority of the Series A Preferred Stock then outstanding.

         2.       Liquidation Preference.

         (a) In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.50 for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") and (ii) declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

         (b)      Upon the completion of the distribution required by subsection
(a) of this Section 2 and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, the remaining assets of this corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Series A Preferred Stock) until with respect to the holders of Series A Preferred Stock, such holders shall have received an aggregate of $5.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) (including amounts paid pursuant to subsection (a) of this Section 2).

         (c) Upon the completion of the distribution required by subsections (a) and (b) of this Section 2 and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, if assets remain in this corporation, the holders of the Common Stock of this corporation, shall receive an amount equal to $5.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) (including amounts paid pursuant to subsection (b) of this Section 2); thereafter, if assets remain in this corporation, all of the remaining assets of this corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Series A Preferred Stock).

         (d) For purposes of this Section 2, a liquidation, dissolution or winding up of this corporation shall be deemed to be occasioned by, or to include (unless the holders of at least a majority of the Series A Preferred Stock then outstanding shall determine otherwise), (A) the acquisition of this corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this corporation; or (B) a sale of all or substantially all of the assets of this corporation.

                  (i) In any of such events, if the consideration received by this corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                      (A) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

                      (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                      (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                  (ii) In the event the requirements of this subsection 2(d) are not complied with, this corporation shall forthwith either:

                       (A) cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or

                       (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(d)(iv) hereof.

                  (iii) This corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

         3.       Redemption.

                  (a) At any time from July 28, 2006 through October 28, 2006, upon the receipt by this corporation of a written request from the holders of not less than a majority of the then outstanding Series A Preferred Stock that all, but not less than all, of the shares of Series A Preferred Stock be redeemed, and concurrently with surrender by such holders of the certificates representing such shares, this corporation shall, within ninety (90) days of such request and to the extent it may lawfully do so, redeem in three (3) annual installments (each payment date being referred to herein as a "Redemption Date") the shares of Series A Preferred Stock by paying in cash therefor a sum per share equal to $2.50 per share of Series A Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) plus all declared but unpaid dividends on such share (the "Series A Redemption Price"). The number of shares of Series A Preferred Stock that this corporation shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (i) the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such Redemption Date by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Any redemption of Series A Preferred Stock effected pursuant to this subsection 3(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock.

                  (b) At least fifteen (15) but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the applicable Redemption Date, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection (3)(c), on or after each Redemption Date, each holder of Series A Preferred Stock to be redeemed on such Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption on such Redemption Date in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series A Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of a share of Series A Preferred Stock receives the same percentage of the applicable Series A Redemption Price. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares that this corporation has become obliged to redeem on any Redemption Date but that it has not redeemed.

         4. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to such share of the Series A Preferred Stock, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).

         (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series A Preferred Stock immediately upon the earlier of (i) this corporation's sale of its Common Stock in a firm commitment underwritten public offering at a market valuation of at least $100,000,000 immediately prior to effectiveness of this corporation's registration statement and pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $15,000,000 in the aggregate or (ii) the date specified by written consent or agreement of the holders of two-thirds of the then outstanding shares of Series A Preferred Stock.

         (c) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.

This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

         (d)      Conversion Price Adjustments of Preferred Stock for
Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                  (i) In the event this corporation should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                  (ii) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

         (e) Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(i), then, in each such case for the purpose of this subsection 4(e), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

         (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

         (g) No Impairment. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

         (h)      No Fractional Shares and Certificate as to Adjustments.

                  (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

         (i) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         (j) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Restated Certificate of Incorporation.

         (k) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

         5.       Voting Rights.

         (a) General Voting Rights. The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of this corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

         (b) Voting for the Election of Directors. As long as at least a majority of the shares of Series A Preferred Stock originally issued remain outstanding, the holders of such shares of Series A Preferred Stock shall be entitled to elect four (4) directors of this corporation at each annual election of directors. The holders of Series A Preferred Stock and Common Stock (voting together as a single class and not as separate series, and on an as-converted basis) shall be entitled to elect any remaining directors of this corporation.

         In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected as provided in the immediately preceding sentence hereof may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to unanimous written consent.

         6. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock:

         (a) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this corporation is disposed of;

         (b) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

         (c) declare or pay dividends on or make any distribution on account of the Common Stock;

         (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting;

         (e) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to (i) the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such as the termination of employment; provided further, however, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $25,000 during any twelve (12) month period or (ii) the redemption of any share or shares of Preferred Stock in accordance with Section 3;

         (f) permit any subsidiary of this corporation to sell its securities to a third party;

         (g) amend this corporation's Certificate of Incorporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock; or

         (h)      change the authorized number of directors of this corporation.

         7. Status of Redeemed or Converted Stock. In the event any shares of Series A Preferred Stock shall be redeemed or converted pursuant to Section 3 or Section 4 hereof, the shares so redeemed or converted shall be cancelled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation's authorized capital stock.

         C. Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

         1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

         2. Liquidation Rights. Upon the liquidation, dissolution or winding up of this corporation, the assets of this corporation shall be distributed as provided in Section 2 of Division (B) of Article IV hereof.

         3.       Redemption. The Common Stock is not redeemable.

         4. Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

                  Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this corporation.

                                   ARTICLE VI

                  The number of directors of this corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

                                  ARTICLE VII

                  Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.

                                  ARTICLE VIII

                  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.

                                   ARTICLE IX

                  A director of this corporation shall, to the fullest extent permitted by the General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended, after approval by the stockholders of this Article, to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

                  Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this corporation shall not apply to or adversely affect any right or protection of a director of this corporation existing at the time of such amendment, repeal, modification or adoption.

                                   ARTICLE X

                  This corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI

                  To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this corporation (and any other persons to which General Corporation Law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.

                  Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

                                      * * *

                  THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

                  FOURTH: That said amendment and restatement was duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law.

                  IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by the President and the Assistant Secretary of this corporation on this 29th day of July, 1999.



                             /S/ Delly Tamer
                            --------------------------------------------------
                            Delly Tamer, President and Chief Executive Officer



                            /S/ William E. Growney, Jr.
                            ---------------------------------------------------
                            William E. Growney, Jr., Assistant Secretary

                                   EXHIBIT B

                                RIGHTS AGREEMENT

                           INVESTORS' RIGHTS AGREEMENT



                                  JULY 30, 1999

                                TABLE OF CONTENTS



                                                                                                                Page


1.  Registration Rights...........................................................................................1
         1.1  Definitions.........................................................................................1
         1.2  Request for Registration............................................................................2
         1.3  Company Registration................................................................................4
         1.4  Form S-3 Registration...............................................................................5
         1.5  Obligations of the Company..........................................................................6
         1.6  Information from Holder.............................................................................7
         1.7  Expenses of Registration............................................................................7
         1.8  Indemnification.....................................................................................8
         1.9  Reports Under Securities Exchange Act of 1934......................................................10
         1.10  Assignment of Registration Rights.................................................................10
         1.11  Limitations on Subsequent Registration Rights.....................................................11
         1.12  "Market Stand-Off"Agreement.......................................................................11
         1.13  Termination of Registration Rights................................................................11

2.  Covenants of the Company.....................................................................................11
         2.1  Delivery of Financial Statements...................................................................11
         2.2  Inspection.........................................................................................12
         2.3  Termination of Information and Inspection Covenants................................................13
         2.4  Right of First Offer...............................................................................13
         2.5  Key Person Life Insurance..........................................................................14
         2.6  Proprietary Information and Inventions Agreement...................................................14
         2.7  Employee and Other Stock Arrangements..............................................................14
         2.8  Qualified Small Business Stock.....................................................................14
         2.9  Termination of Certain Covenants...................................................................15

3.  Miscellaneous................................................................................................15
         3.1  Successors and Assigns.............................................................................15
         3.2  Governing Law......................................................................................15
         3.3  Counterparts.......................................................................................15
         3.4  Titles and Subtitles...............................................................................15
         3.5  Notices............................................................................................15
         3.6  Expenses...........................................................................................15
         3.7  Entire Agreement: Amendments and Waivers...........................................................15
         3.8  Severability.......................................................................................16
         3.9  Aggregation of Stock...............................................................................16

                           INVESTORS' RIGHTS AGREEMENT



                  THIS INVESTORS' RIGHTS AGREEMENT is made as of the 30th day of July, 1999, by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor," the holders of Common Stock listed on Schedule B hereto, each of which is herein referred to as a "Common Holder," and the founders listed on Schedule C hereto, each of which is herein referred to as a "Founder."

                                    RECITALS

                  WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement");

                  WHEREAS, the Company and Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

                  WHEREAS, the Company and H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement") which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company; and

                  WHEREAS, in order to induce the Company, the Founders and the Common Holder to approve the issuance of the Series A Preferred Stock to induce the Investors to invest funds in the Company pursuant to the Series A Agreement, to provide further inducement to LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, and to provide further inducement to HIG to enter into the Common Stock Purchase Agreement and purchase shares of Common Stock of the Company thereunder, Investors, the Founders, the Common Holder and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Common Holder to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein;

                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Registration Rights. The Company covenants and agrees as follows:

                     1.1 Definitions. For purposes of this Section 1:

                         (a) The term "Act" means the Securities Act of 1933, as
amended.

                         (b) The term "Form S-3" means such form under the Act
as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; provided, however, that Form S-3 shall not be deemed to include Form S-2 under the Act as in effect on the date hereof.

                         (c) The term "Holder" means any person owning or having
the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof.

                         (d) The term "Initial Offering" means the Company's
first firm commitment underwritten public offering of its Common Stock under the Act.

                         (e) The term "1934 Act" means the Securities Exchange
Act of 1934, as amended.

                         (f) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                         (g) The term "Registrable Securities" means (i) the
Common Stock issuable or issued upon conversion of the Series A Preferred Stock,
(ii) the shares of Common Stock issued to the Common Holder; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                         (h) The number of shares of "Registrable Securities"
outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                         (i) The term "SEC" shall mean the Securities and
Exchange Commission.

                  1.2 Request for Registration.

                         (a) Subject to the conditions of this Section 1.2, if
the Company shall receive at any time six (6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $7,500,000, then the Company shall, within twenty
(20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a).

                         (b) If the Initiating Holders intend to distribute the
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated only to the Holders of such Registrable Securities, on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                         (c) The Company shall not be required to effect a
registration pursuant to this Section 1.2:

                             (i)   in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                             (ii)  after the Company has effected three (3)
registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

                             (iii) during the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                             (iv)  if the Initiating Holders propose to dispose
of Registrable Securities that may be registered on Form S-3 pursuant to Section
1.4 hereof; or

                             (v)   if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

                  1.3    Company Registration.

                         (a) If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.3(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                         (b) Right to Terminate Registration. The Company shall
have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 1.7 hereof.

                         (c) Underwriting Requirements. In connection with any
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall
(i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included, (ii) the amount of securities of the selling Holders included in the offering be reduced until all securities held by employees of the Company or, after exclusion of all of any such employees' shares, other stockholders of the Company have first been excluded from such offering, or
(iii) notwithstanding (i) or (ii) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                  1.4 Form S-3 Registration. In case the Company shall receive from the Holders of at least fifteen percent (15%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

                         (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                         (b) use all reasonable efforts to effect, as soon as
practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

                             (i)   if Form S-3 is not available for such
offering by the Holders;

                             (ii)  if the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,500,000;

                             (iii) if the Company shall furnish to the Holders a
certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                             (iv) if the Company has, within the twelve (12)
month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

                             (v)  in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

                  1.5 Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

                      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                      (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                      (d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                      (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, which obligations shall include providing customary opinions of legal counsel and letters from accountants and paying certain customary travel expenses in connection with the underwriters sales efforts;

                      (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                      (g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

                      (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4. The Company shall pay all legal expenses in connection with the preparation of opinions of counsel necessary for sales of Registrable Securities pursuant to Rule 144 of the Act unless counsel for the Company provides such opinions.

                  1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.8(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.8(b) exceed the net proceeds from the offering received by such Holder.

                      (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                      (d) If the indemnification provided for in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                      (f) The obligations of the Company and Holders under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Offering;

                      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                      (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                 1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or shareholder of, or partnership under common control with, a Holder, (ii) is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction, (iii) is a Holder's family member or trust for the benefit of an individual Holder, or (iv) after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  1.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

                  1.12 "Market Stand-Off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 1.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  Provided, that this Section 1.12 shall not apply to transfers of securities by Holders to is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction existing as of the date of such final prospectus.

                  1.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.

         2. Covenants of the Company.

                  2.1 Delivery of Financial Statements. The Company shall deliver to each Investor and Common Holder:

                      (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                      (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                      (c) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                      (d) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                      (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                      (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or Common Holder or any assignee of thereof may from time to time request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

                  2.2 Inspection. The Company shall permit each Investor or Common Holder that holds at least 500,000 shares of Series A Preferred Stock (and/or Common Stock issued upon conversion thereof) or Common Stock, at such Investor's or Common Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor or Common Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

                  2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                  2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean any Investor or transferee that holds at least 100,000 shares of Series A Preferred Stock (or the Common Stock issued upon conversion thereof) issued pursuant to the Series A Agreement (as adjusted for stock splits, stock dividends, combinations and other recapitalizations) or Common Holder or Founder that holds at least 100,000 shares of Common Stock. For purposes of this Section 2.4, Investor or Common Holder includes any general partners and affiliates of such Investor or Common Holder. An Investor or Common Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                  Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions.

                      (a) The Company shall deliver a notice in accordance with
Section 3.5 ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

                      (b) By written notification received by the Company, within twenty (20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities excluding unvested options).

                      (c) If all Shares that Investors or Common Holders are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                      (d) The right of first offer in this paragraph 2.4 shall not be applicable to (i) the issuance or sale of up to 5,000,000 shares of Common Stock pursuant to the 1999 Stock Plan (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, resulting in proceeds to the Company of at least $25,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities to a seller of a business in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are unanimously approved by the Company's Board of Directors.

                  2.5 Key Person Life Insurance. The Company has as of the date hereof or shall within 90 days of the date hereof use its best efforts to obtain from financially sound and reputable insurers term life insurance on the life of Delly Tamer in the amount of $1,000,000, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. The Company will cause to be maintained the term life insurance required by this
Section 2.5 hereof, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. Such policies shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

                  2.6 Proprietary Information and Inventions Agreement. The Company will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board of Directors.

                  2.7 Employee and Other Stock Arrangements. The Company will not, without the approval of the Board of Directors, issue any of its capital stock, or grant an option or rights to subscribe for, purchase or acquire any of its capital stock, to any employee, consultant, officer or director of the Company or a subsidiary except for the issuance of up to 5,000,000 shares of Common Stock pursuant to the Company's 1999 Stock Plan. Each acquisition of any shares of capital stock of the Company or any option or right to acquire any shares of capital stock of the Company by an employee, officer or director of the Company will be conditioned upon the execution and delivery by the Company and such employee, officer or director of an agreement substantially in a form approved by the Board of Directors of the Company.

                  2.8 Qualified Small Business Stock. The Company shall comply with the reporting and record keeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations, and agrees not to repurchase any stock of the Company if such repurchase would constitute a "significant redemption" within the meaning of
Section 1202(c)(3)(B) of the Code with respect to the Series A Preferred Stock being purchased hereunder without the consent of the Board of Directors of the Company. In addition, within thirty days after an Investor's written request therefor, the Company shall deliver to such Investor a written statement indicating whether the shares continue to meet the qualifications for "qualified small business stock" set forth is Section 2.27 of the Series A Agreement.

                  2.9 Termination of Certain Covenants. The covenants set forth in Section 2 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act, resulting in proceeds to the Company of at least $25,000,000.

         3.       Miscellaneous.

                  3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  3.7 Entire Agreement: Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

                  3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LETSTALK.COM, INC.


                                       By:  /s/ Delly Tamer
                                         --------------------------------------
                                          Delly Tamer,
                                          President and Chief Executive Officer

                                       970 Chestnut Street
                                       San Francisco, California 94109


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      INVESTORS:

                                      H.I.G. WIRELESS INTERNET, INC.

                                      By:    /s/
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                      c/o Doug Berman
                                      1001 Brickell Bay Drive
                                      Twenty-Seventh Floor
                                      Miami, Florida 33131


                                      ------------------------------------------

                                      By:
                                        ----------------------------------------

                                      Name:
                                           -------------------------------------
                                      Title:
                                           -------------------------------------
                                      c/o Barry Patmore
                                      3000 Sand Hill Road
                                      Bldg. 1, Suite 260
                                      Menlo Park, California 94025


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      INVESTORS:

                                      HIG WIRELESS, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                      c/o Doug Berman
                                      1001 Brickell Bay Drive
                                      Twenty-Seventh Floor
                                      Miami, Florida 33131


                                      Brentwood Associates IX, LP
                                      By:  Brentwood IX Ventures, LLC
                                           Its General Partner

                                      By:  /s/ Jeffrey Brody
                                        ----------------------------------------

                                      Name:  Jeffrey Brody
                                           -------------------------------------
                                      Title:   Managing Member
                                             -----------------------------------

                                      c/o Barry Patmore
                                      3000 Sand Hill Road
                                      Bldg. 1, Suite 260
                                      Menlo Park, California 94025


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      INVESTORS:

                                      HIG WIRELESS, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                      c/o Doug Berman
                                      1001 Brickell Bay Drive
                                      Twenty-Seventh Floor
                                      Miami, Florida 33131


                                      Brentwood Affiliates Fund III, LP
                                      By:  Brentwood IX Ventures, LLC
                                           Its General Partner

                                      By:  /s/ Jeffrey Brody
                                        ----------------------------------------

                                      Name:  Jeffrey Brody
                                           -------------------------------------
                                      Title:   Managing Member
                                             -----------------------------------

                                      c/o Barry Patmore
                                      3000 Sand Hill Road
                                      Bldg. 1, Suite 260
                                      Menlo Park, California 94025


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      INVESTORS:

                                      G & H Partners
                                      155 Constitution Drive
                                      Menlo Park, California 94025

                                      By: /s/ Gary S. Wohl
                                         --------------------------------------
                                      Name:  Gary S. Wohl
                                           ------------------------------------
                                      Title:  Partner
                                            -----------------------------------


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                           INVESTORS:

                           Accel VII L.P.
                           By: Accel VII Associates L.L.C.
                           Its General Partner

                           By:  /s/ G. Carter Sednaoui
                             ------------------------------------------
                                G. Carter Sednaoui
                                Managing Member

                           Accel Internet Fund III L.P.
                           By: Accel Internet Fund III Associates L.L.C. Its General Partner

                           By:  /s/ G. Carter Sednaoui
                             ------------------------------------------
                                G. Carter Sednaoui
                                Managing Member

                           Accel Investors '99 L.P.

                           By:  /s/ G. Carter Sednaoui
                             ------------------------------------------
                                G. Carter Sednaoui
                                General Partner

                           Addresses for Notices:

                           Accel Partners
                           428 University Avenue
                           Palo Alto, CA  94301
                           Attn: Theresia Gouw Ranzetta and James R. Swartz
                           Tel: (650) 614-4800
                           Fax: (650) 614-4880

                           and

                           Accel Partners
                           One Palmer Square
                           Princeton, NJ  08542
                           Attn: G. Carter Sednaoui
                           Tel: (609) 683-4500
                           Fax: (609) 683-0384


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                 COMMON HOLDER:

                                 LET'S TALK CELLULAR & WIRELESS, INC.

                                 By:  /s/ David H. Eisenberg
                                    -------------------------------------------
                                 Name:  Eisenberg, David
                                      -----------------------------------------
                                 Title: CEO
                                       ----------------------------------------

                                 800 Brickell Avenue, Suite 400
                                 Miami, Florida 33131


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                 COMMON HOLDER:

                                 LET'S TALK CELLULAR & WIRELESS, INC.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 800 Brickell Avenue, Suite 400
                                 Miami, Florida 33131



                                 H.I.G. BRICKELLBAY, INC.

                                 By:  /s/
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 1001 Brickell Bay Drive
                                 Twenty-Seventh Floor
                                 Miami, Florida 33131


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      FOUNDERS:

                                            /s/ Delly Tamer
                                      -----------------------------------------
                                                Delly Tamer

                                      970 Chestnut Street
                                      San Francisco, California 94109


                                      -----------------------------------------
                                      Brett Beveridge

                                      970 Chestnut Street
                                      San Francisco, California 94109


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                      FOUNDERS:


                                      -----------------------------------------
                                      Delly Tamer

                                      970 Chestnut Street
                                      San Francisco, California 94109

                                       /s/ Brett Beveridge
                                      -----------------------------------------
                                      Brett Beveridge

                                      4775 Pine Dr.
                                      Miami, FL  33143


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A


                              Schedule of Investors


H.I.G. WIRELESS INTERNET, INC.


BRENTWOOD ASSOCIATES IX, LP


BRENTWOOD AFFILIATES FUND III, LP


ACCEL VII L.P.


ACCEL INTERNET FUND III, L.P.


ACCEL INVESTORS '99 L.P.


G & H PARTNERS

                                   SCHEDULE B


                             Holders of Common Stock


LET'S TALK CELLULAR & WIRELESS, INC.


H.I.G. BRICKELLBAY, INC.

                                   SCHEDULE C


                              Schedule of Founders


DELLY TAMER


BRETT BEVERIDGE

                                   EXHIBIT C

                                VOTING AGREEMENT

                                VOTING AGREEMENT



                  THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of July 30, 1999, by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock (the "Series A Stock") listed on the Schedule of Investors attached as Schedule A hereto (the "Investors"), and the holders of Common Stock of the Company (the "Founders") listed on the Schedule of Founders attached as Schedule B hereto. The Company, the Founders and the Investors are individually each referred to herein as a "Party" and are collectively referred to herein as the "Parties." The Company's Board of Directors is referred to herein as the "Board."

                                   WITNESSETH:

                  WHEREAS, the Company and certain of the Investors have entered into that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides for, among other things, the purchase by the Investors of shares of the Series A Stock;

                  WHEREAS, the Company and Let's Talk Cellular & Wireless, Inc., a Florida corporation and a Founder ("LTC"), are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

                  WHEREAS, the Company and H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement") which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company;

                  WHEREAS, the Company's Certificate of Incorporation provides that (a) holders of shares of the Company's Series A Stock, voting together as a class, shall elect four (4) members of the Board (the "Series A Directors"), and
(b) holders of shares of Common Stock and the holders of shares of Series A Stock, voting together as a class, shall be entitled to elect the three (3) remaining members of the Board ("Common Directors"); and

                  WHEREAS, to induce certain Investors to enter into the Purchase Agreement and purchase shares of Series A Stock thereunder, to induce HIG to enter the Common Stock Purchase Agreement and to induce LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, the Company and the Founders desire to enter into this Agreement with such Investors; and

                  NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Agreement to Vote. Each Investor, as a holder of Series A Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Series A Stock, to hold all of the shares of Series A Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Series A Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Founder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Founder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the "Founder Shares") subject to, and to vote the Founder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

         2. Board Size. The holders of Investor Shares and Founder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at seven (7) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 15 hereof.

         3. Election of Directors.

            (a) In any election of directors of the Company to elect the Common Directors, the Parties holding shares of Series A Stock or Common Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Stock or Common Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director nominated by Let's Talk Cellular & Wireless and two (2) directors that are employees of the Company, one of which directors shall be the Company's chief executive officer and the other of which shall be Brett Beveridge for so long as Mr. Beveridge is an employee of the Company and thereafter shall be an individual designated by the Company's chief executive officer.

            (b) In any election of directors of the Company to elect the Series A Directors, the Parties holding shares of Series A Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Stock then owned by them (or as to which they then have voting power) as may be necessary to elect two (2) directors nominated by HIG Capital Management and two (2) directors nominated by Brentwood Venture Capital; in each case for so long as such Investor or its affiliates own at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Stock purchased by such Investor pursuant to the Purchase Agreement.

         4. Removal. Any director of the Company may be removed from the board in the manner allowed by law and the Company's Certificate of Incorporation and Bylaws, but with respect to a director designated pursuant to subsections 3(a) and 3(b) above, only upon the vote or written consent of the stockholders entitled to designate such director.

         5. Legend on Share Certificates. Each certificate representing any Shares shall be endorsed by the Company with a legend reading substantially as follows:

                  "The Shares evidenced hereby are subject to a Voting Agreement (a copy of which may be obtained upon written request from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement."

         6. Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto assuming conversion of all outstanding securities in order to protect the rights of the Parties hereunder against impairment.

         7. No Liability for Election of Recommended Directors. Neither the Company, the Founders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company's Board by virtue of such Party's execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

         8. Grant of Proxy. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

         9. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

         10. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock and Series A Stock to bear the legend required by Section 5 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office.

The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Common Stock and Series A Stock to bear the legend required by Section 5 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 5 shall not affect the validity or enforcement of this Agreement.

         11. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         12. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent prepaid registered or certified mail, return receipt requested, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

         13. Term. This Agreement shall terminate and be of no further force or effect upon (a) the Company's sale of its Common Stock in a firm commitment underwritten public offering at a market valuation of at least $100,000,000 immediately prior to effectiveness of the Company's registration statement and pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $15,000,000 in the aggregate), (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company, or (c) the written consent of the holders of a majority of the then outstanding Founders Shares and the holders of a majority of the then outstanding Preferred Shares.

         14. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

         15. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the then outstanding voting securities held by the Party or Parties for whose benefit such term has been included. Any amendment or waiver so effected shall be binding upon the Parties hereto.

         16. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.

         17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         18. Binding Effect. In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto.

         19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.

         20. Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

         21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                  LETSTALK.COM, INC.



                                  By:  /s/ Delly Tamer
                                       ----------------------------------------
                                       Delly Tamer
                                       President and Chief Executive Officer


                                  970 Chestnut Street
                                  San Francisco, California 94109






                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                  INVESTORS:

                                  H.I.G. WIRELESS INTERNET, INC.

                                  By:  /s/
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                  c/o Doug Berman
                                  1001 Brickell Bay Drive
                                  Twenty-Seventh Floor
                                  Miami, Florida 33131


                                  --------------------------------------------

                                  By:
                                     -----------------------------------------

                                  Name:
                                       ---------------------------------------

                                  Title:
                                        --------------------------------------

                                  c/o Barry Patmore
                                  3000 Sand Hill Road
                                  Bldg. 1, Suite 260
                                  Menlo Park, California 94025






                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                  INVESTORS:

                                  H.I.G. WIRELESS, INC.

                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                  c/o Doug Berman
                                  1001 Brickell Bay Drive
                                  Twenty-Seventh Floor
                                  Miami, Florida 33131



                                  Brentwood Associates IX, L.P.

                                  By: Brentwood IX Ventures, L.L.C.
                                      Its General Partner

                                  By: /s/ Jeffrey Brody
                                     -----------------------------------------

                                  Name:   Jeffrey Brody
                                       ---------------------------------------

                                  Title:  Managing Member
                                        --------------------------------------

                                  c/o Barry Patmore
                                  3000 Sand Hill Road
                                  Bldg. 1, Suite 260
                                  Menlo Park, California 94025






                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                  INVESTORS:

                                  H.I.G. WIRELESS, INC.

                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                  c/o Doug Berman
                                  1001 Brickell Bay Drive
                                  Twenty-Seventh Floor
                                  Miami, Florida 33131



                                  Brentwood Affiliates Fund III, L.P.
                                  By: Brentwood IX Ventures, L.L.C.
                                      Its General Partner

                                  By: /s/ Jeffrey Brody
                                     -----------------------------------------

                                  Name:   Jeffrey Brody
                                       ---------------------------------------

                                  Title:  Managing Member
                                        --------------------------------------

                                  c/o Barry Patmore
                                  3000 Sand Hill Road
                                  Bldg. 1, Suite 260
                                  Menlo Park, California 94025






                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                  INVESTORS:

                                  Accel VII L.P.
                                  By: Accel VII Associates L.L.C.
                                  Its General Partner

                                  By:  /s/ G. Carter Sednaoui
                                     ----------------------------------------
                                           G. Carter Sednaoui
                                           Managing Member



                                  Accel Internet Fund III L.P.
                                  By: Accel Internet Fund III Associates L.L.C. Its General Partner

                                  By:  /s/ G. Carter Sednaoui
                                     ----------------------------------------
                                           G. Carter Sednaoui
                                           Managing Member




                                  Accel Investors '99 L.P.

                                  By:  /s/ G. Carter Sednaoui
                                     ----------------------------------------
                                           G. Carter Sednaoui
                                           General Partner



                                  Address for Notices:

                                  Accel Partners
                                  428 University Avenue
                                  Palto Alto, CA  94301
                                  Attn: Theresia Gouw Ranzetta and
                                        James R. Swartz
                                  Tel: (650) 614-4800
                                  Fax: (650) 614-4880


                                  and

                                  Accel Partners
                                  One Palmer Square
                                  Princeton, NJ 08542
                                  Attn: G. Carter Sednaoui
                                  Tel: (609) 683-4500
                                  Fax: (609) 683-0384




                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                  INVESTORS:

                                  G & H Partners
                                  155 Constitution Drive
                                  Menlo Park, California 94025

                                  By: /s/ Gary W. Wohl
                                     ------------------------------------------

                                  Name: Gary S. Wohl
                                       ----------------------------------------

                                  Title:  Partner
                                        ---------------------------------------





                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                   FOUNDERS:

                                   /s/ Delly Tamer
                                   --------------------------------------------
                                   Delly Tamer

                                   970 Chestnut Street
                                   San Francisco, California 94109


                                   --------------------------------------------
                                   Brett Beveridge

                                   970 Chestnut Street
                                   San Francisco, California 94109


                                   LET'S TALK CELLULAR & WIRELESS, INC.

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                          -------------------------------------


                                   800 Brickell Avenue, Suite 400
                                   Miami, Florida 33131





                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                   FOUNDERS:



                                   ------------------------------------------
                                   Delly Tamer


                                   970 Chestnut Street
                                   San Francisco, California 94109

                                   /s/ Brett Beveridge
                                   ------------------------------------------
                                   Brett Beveridge

                                   4775 Pine Drive
                                   Miami, FL 33143


                                   LET'S TALK CELLULAR & WIRELESS, INC.

                                   By:
                                        ---------------------------------------
                                   Name:
                                        ---------------------------------------

                                   Title:
                                         --------------------------------------

                                   800 Brickell Avenue, Suite 400
                                   Miami, Florida 33131



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                   FOUNDERS:



                                   ------------------------------------------
                                   Delly Tamer


                                   970 Chestnut Street
                                   San Francisco, California 94109

                                   ------------------------------------------
                                   Brett Beveridge

                                   970 Chestnut Street
                                   San Francisco, California 94109



                                   LET'S TALK CELLULAR & WIRELESS, INC.

                                   By:   /s/David H. Eisenberg
                                        ---------------------------------------
                                   Name:   Eisenberg, David
                                        ---------------------------------------

                                   Title:  CEO
                                         --------------------------------------

                                   800 Brickell Avenue, Suite 400
                                   Miami, Florida 33131



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                    FOUNDERS


                                    H.I.G. BRICKELLBAY, INC.


                                   By:   /s/
                                        ---------------------------------------
                                   Name:
                                        ---------------------------------------

                                   Title:
                                         --------------------------------------

                                   1001 Brickell Bay Drive
                                   Twenty-Seventh Floor
                                   Miami, Florida 33131



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                VOTING AGREEMENT

                                   SCHEDULE A

                                LIST OF INVESTORS

H.I.G. WIRELESS INTERNET, INC.

BRENTWOOD ASSOCIATES IX, LP

BRENTWOOD AFFILIATES FUND III, LP

ACCEL VII L.P.

ACCEL INTERNET FUND III, L.P.

ACCEL INVESTORS '99 L.P.

G & H PARTNERS

                                   SCHEDULE B

                                LIST OF FOUNDERS

DELLY TAMER

BRETT BEVERIDGE

LET'S TALK CELLULAR & WIRELESS, INC.

H.I.G. BRICKELLBAY, INC.

                                    EXHIBIT D

                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT



         This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is entered into as of the 30th day of July, 1999 by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), Delly Tamer and Brett Beveridge (each, a "Founder"), and the undersigned holders (the "Purchasers") of Series A Preferred Stock of the Company (the "Preferred Shares").


                              W I T N E S S E T H :

         WHEREAS, the Company and the Purchasers are parties to the Series A Preferred Stock Purchase Agreement of even date herewith, pursuant to which the Purchasers are purchasing shares of the Company's Series A Preferred Stock (the "Stock Purchase Agreement");

         WHEREAS, the Company and LTC are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

         WHEREAS, the Company and HIG are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement"), which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company;

         WHEREAS, the Founders are the beneficial owners of shares of Common Stock of the Company; and

         WHEREAS, the Founders, LTC, HIG and each of the Purchasers (each a "Stockholder") desire to enter into this Agreement to provide further inducement to the Purchasers to purchase the Preferred Shares, and Purchasers wish to provide further inducement to Founders to approve the Stock Purchase Agreement, to provide further inducement to LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, and to provide further inducement to HIG to enter into the Common Stock Purchase Agreement and purchase shares of Common Stock of the Company thereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement;

         THE PARTIES AGREE AS FOLLOWS:

         1. Restrictions on Transfer of Shares by Holders. Except as otherwise provided in this Agreement, each Holder (as defined below) agrees that it will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way (a "Transfer"), all or any part of or any interest in the Equity Securities (as defined below) now or hereafter owned or held by such Holder. Any Transfer of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

         2.       Definitions.

                  (a) Equity Securities. For purposes of this Agreement, the term "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors of the Company not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any agreement or commitment to issue any of the foregoing.

                  (b) Holders. For purposes of this Agreement, the term "Holders" shall mean the Stockholders, or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

         3.       Agreements Among the Company and the Holders.

         3.1      Rights of Refusal.

                  (a) Transfer Notice. If at any time a Holder proposes to Transfer Equity Securities to one or more third parties, then such Holder (a "Transferring Holder") shall give the Company and each other Holder written notice of such Transferring Holder's intention to make the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Equity Securities to be transferred ("Offered Shares"), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Transferring Holder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement or draft thereof relating to the proposed Transfer.

                  (b) Company's Option. The Company shall have an option for a period of ten (10) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may, by vote of a majority of the Board of Directors not including directors designated by such Transferring Holder, exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Transferring Holder in writing before expiration of the such ten (10) day period as to the number of such shares which it wishes to purchase. If the Company gives the Transferring Holder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 3.1(e). If the Company fails to purchase all of the Offered Shares by exercising the option granted in this Section 3.1(b) within the period provided, the Offered Shares shall be subject to the options granted to the non-transferring Holders (each, a "Non-Transferring Holder") pursuant to this Agreement.

                  (c) Additional Transfer Notice. Subject to the Company's right set forth in Section 3.1(b), if at any time the Transferring Holder proposes a Transfer, then, after the Company has declined to purchase all, or a portion of, the Offered Shares, the Transferring Holder shall give each other Holder an "Additional Transfer Notice" which shall include all of the information and certifications required in a Transfer Notice and shall additionally identify the Offered Shares which the Company has declined to purchase (the "Remaining Shares") and briefly describe such other Holders' rights of first refusal and co-sale rights with respect to the proposed Transfer.

                  (d) Holders' Option. The Non-Transferring Holders shall have an option for a period of ten (10) days from the Holder's receipt of the Additional Transfer Notice from the Transferring Holder set forth in Section 3.1(c) to elect to purchase their respective pro rata shares of the Remaining Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each such Non-Transferring Holder may exercise such purchase option and, thereby, purchase all or any portion of his, her or its pro rata share (with any reallotments as provided below) of the Remaining Shares, by notifying the Transferring Holder and the Company in writing, before expiration of the twenty (20) day period as to the number of such shares which he, she or it wishes to purchase (including any reallotment). Each Non-Transferring Holder's pro rata share of the Remaining Shares shall be a fraction of the Remaining Shares, of which the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by such Non-Transferring Holder on the date of the Transfer Notice shall be the numerator and the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by the Transferring Holder and all other Non-Transferring Holders on the date of the Transfer Notice shall be the denominator. Each Non-Transferring Holder shall have a right of reallotment such that, if any other Non-Transferring Holder fails to exercise the right to purchase its full pro rata share of the Remaining Shares, the other participating Non-Transferring Holders may exercise an additional right to purchase, on a pro rata basis, the Remaining Shares not previously purchased. Each Non-Transferring Holder shall be entitled to apportion Remaining Shares to be purchased among its partners and affiliates, provided that such apportionment does not cause the Company to be subject to the public company reporting requirements under the Securities Exchange Act, of 1934, as amended) number of partners and affiliates not exceed ten, and provided further that such Non-Transferring Holder notifies the Transferring Holder of such allocation. If a Non-Transferring Holder gives the Transferring Holder notice that it desires to purchase its pro rata share of the Remaining Shares and, as the case may be, its reallotment, then payment for the Remaining Shares shall be by check or wire transfer, against delivery of the Remaining Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 3.1(e).

                  (e) Valuation of Property. Should the purchase price specified in the Transfer Notice or Additional Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company (or the Non-Transferring Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Transferring Holder and the Company (or the Non-Transferring Holders) cannot agree on such cash value within ten (10) days after the Company's receipt of the Transfer Notice (or the Non-Transferring Holders' receipt of the Additional Transfer Notice), the valuation shall be made by an appraiser of recognized standing selected by the Transferring Holder and the Company (or the Non-Transferring Holders) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Transfer Notice (or the Non-Transferring Holders' receipt of the Additional Transfer Notice), each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Transferring Holder and the Company (or the Non-Transferring Holders), with the half of the cost borne by the Company and the Non-Transferring Holders borne pro rata by each based on the number of shares such parties were interested in purchasing pursuant to this Section 3.
If the time for the closing of the Company's purchase or the Non-Transferring Holders' purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

         3.2      Right of Co-Sale.

                  (a) To the extent the Company and the Non-Transferring Holders do not exercise their respective rights of refusal as to all of the Offered Shares pursuant to Section 3.1, then each Non-Transferring Holder (a "Selling Holder" for purposes of this subsection 3.2) which notifies the Transferring Holder in writing within thirty (30) days after receipt of the Transfer Notice referred to in Section 3.1(a), shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Transfer Notice and for the same total consideration per share as is received by other Holders. Such Selling Holder's notice to the Transferring Holder shall indicate the number of shares of Equity Securities the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Non-Transferring Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Transferring Holder may sell in the Transfer shall be correspondingly reduced.

                  (b) Each Selling Holder may sell all or any part of that number of shares of Equity Securities equal to the product obtained by multiplying (i) the aggregate number of shares of Equity Securities covered by the Transfer Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by Transferring Holder and all of the Selling Holders on the date of the Transfer Notice.

                  (c) Each Selling Holder shall effect its participation in the sale by promptly delivering to the Transferring Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                      (i) the type and number of shares of Equity Securities which such Selling Holder elects to sell; or

                      (ii) that number of shares of Equities Securities which are at such time convertible into the number of shares of Common Stock which such Selling Holder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of Equity Securities in lieu of Common Stock, such Selling Holder shall convert such Equity Securities into Common Stock and deliver Common Stock as provided in this Section 3.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

                  (d) The stock certificate or certificates that the Selling Holder delivers to the Transferring Holder pursuant to Section 3.2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferring Holder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Transferring Holder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Transferring Holder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice and for the same total consideration per share as received by all other Holders.

         3.3 Non-Exercise of Rights. To the extent that the Company and the Holders have not exercised their rights to purchase the Offered Shares or the Remaining Shares within the time periods specified in Section 3.1 and the Holders have not exercised their rights to participate in the sale of the Offered Shares or the Remaining Shares within the time periods specified in
Section 3.2, the Transferring Holder shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares or the Remaining Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Remaining Shares subject to this Agreement. In the event a Transferring Holder does not consummate the sale or disposition of the Remaining Shares within the thirty (30) day period from the expiration of these rights, the Company's first refusal rights and the Holders' first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of the Offered Shares or the Remaining Shares by Transferring Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 3 to purchase Equity Securities from the Transferring Holder or participate in sales of Equity Securities by the Transferring Holder shall not adversely affect their rights to make subsequent purchases from the Transferring Holder of Equity Securities or subsequently participate in sales of Equity Securities by the Transferring Holder.

         3.4 Limitations to Rights of Refusal and Co-Sale. Notwithstanding the provisions of Section 3.1 and 3.2 of this Agreement, a Transferring Holder may sell or otherwise assign, with or without consideration, Equity Securities to (i) a subsidiary, parent, partner, limited partner, retired partner, affiliated partnership or stockholder of such Transferring Holder, (ii) a transferee who is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction, or
(iii) any spouse or member of Transferring Holder's immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Transferring Holder's spouse or members of the Transferring Holder's immediate family, or to a trust for the Transferring Holder's own self, or a charitable remainder trust, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Transferring Holder under this Agreement with respect to the transferred securities.

         3.5      Prohibited Transfers.

                  (a) In the event the Transferring Holder should sell any Equity Securities in contravention of the co-sale rights of the Non-Transferring Holders under Section 3.2 (a "Prohibited Transfer"), the Non-Transferring Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Transferring Holder shall be bound by the applicable provisions of such option.

                  (b) In the event of a Prohibited Transfer, each Non-Transferring Holder shall have the right to sell to the Transferring Holder the type and number of shares of Equity Securities equal to the number of shares each Non-Transferring Holder would have been entitled to transfer to the third-party transferee(s) under Section 3.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                      (i) The price per share at which the shares are to be sold to the Transferring Holder shall be equal to the price per share paid by the third-party transferee(s) to the Transferring Holder in the Prohibited Transfer. The Transferring Holder shall also reimburse each Non-Transferring Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Non-Transferring Holder's rights under Section 3.

                      (ii) Within ninety (90) days after the later of the dates on which the Non-Transferring Holder (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, each Non-Transferring Holder shall, if exercising the option created hereby, deliver to the Transferring Holder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                      (iii) The Transferring Holder shall, upon receipt of the certificate or certificates for the shares to be sold by a Non-Transferring Holder, pursuant to this Section 3.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 3.5(b)(i), in cash or by other means acceptable to the Holder.

                      (iv) Notwithstanding the foregoing, any attempt by the Transferring Holder to transfer Equity Securities in violation of Section 3 hereof shall be void
                                       6
and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee(s) as the holder of such shares without the written consent of a majority in interest of the Non-Transferring Holders.

         4. Bring Along Provision In the event that (i) a consolidation or merger of the Company with or into any other corporation or corporations in which 100% of the voting securities are disposed of, or (ii) a sale of all or substantially all of the assets or business of the Company in one or more related transactions (such events referred to herein collectively as a "Sale of the Company"), is approved by (A) two-thirds of the Board of Directors of the Company and (B) holders of at least 50% of the voting securities of the Company, then, provided that (x) the consideration to be received by the stockholders of the Company is cash or freely tradable marketable securities (not including any escrowed securities) of a Company with a market capitalization of at least $200,000,000, and (y) each stockholder of the Company receives the same consideration per share (including any fees or compensation paid to other stockholders of the Company except as specifically provided in bona fide employment agreements between such stockholders and the acquiring entity but not including any liquidation preferences paid on shares of Preferred Stock of the Company) each of the parties hereto hereby agree to:

                  (a) vote that number of shares of the capital stock of the Company as to which they have beneficial ownership as of the time of the record date in favor of such Sale of the Company;

                  (b) not exercise any dissenters' rights under applicable law at any time for such Sale of the Company;

                  (c) refrain from transferring any securities of the Company, the acquirer, or any other applicable company during any period prohibited by then applicable "pooling of interests" accounting treatment rules, whether before or after the Sale of the Company, provided that such period of restriction prior to the closing of a Sale of the Company shall not exceed one hundred twenty (120) days; and

                  (d) after receiving proper notice of such meeting, be present, in person or by proxy, along with any of their respective affiliated entities, as holders of shares of voting securities, at all meetings of stockholders of the Company to vote on the approval of a Sale of the Company so that all shares of voting securities beneficially owned by such stockholders and/or their affiliated entities may be counted for the purposes of determining the presence of a quorum at such meetings.

         5. Assignments and Transfers; No Third Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (i) by each of such Holders to any other Holder, (ii) to a partner or other affiliate of such Holder or (iii) to an assignee or transferee who acquires all of the Equity Securities purchased by a Stockholder or at least 100,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares).

         6. Legend. Each existing or replacement certificate for shares now owned or hereafter acquired by each Holder shall bear the following legend upon its face:

         "THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

         7. Effect of Change in Company's Capital Structure. Appropriate adjustments shall be made in the number and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

         8. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         9. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each party hereto agrees to cooperate affirmatively with each other party hereto to the extent reasonably requested by such other parties to enforce rights and obligations pursuant hereto.

         10. Term. This Agreement shall terminate upon the earlier of (i) the Company's sale of its Common Stock in a firm commitment underwritten public offering at a market valuation of at least $100,000,000 immediately prior to effectiveness of the Company's registration statement and pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $15,000,000 in the aggregate), and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity.

         11. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties to this Agreement. This Agreement shall be interpreted under the laws of the State of California without reference to conflicts of law provisions.

         12. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the written consent of the holders of more than 50% of the Common Stock issued and held by the Founders and the written consent of the holders of more than 50% of the Common Stock issued or issuable upon conversion of the Preferred Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon, the Company, the Founders and all Purchasers and their respective successors and assigns.

         13. Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         14. Attorney's Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                              LETSTALK.COM, INC.


                              By: /S/ Delly Tamer
                                 -------------------------------------------
                                 Delly Tamer,
                                 President and Chief Executive Officer

                              970 Chestnut Street
                              San Francisco, California 94109



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                                            LET'S TALK CELLULAR & WIRELESS, INC.

                                            By:    /s/ David H. Eisen??
                                                   ----------------------------

                                            Name:  Eisen??, D.
                                                   ----------------------------

                                            Title: CEO
                                                   ----------------------------

                                            800 Brickell Avenue, Suite 400
                                            Miami, Florida 33131
















                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                             LET'S TALK CELLULAR & WIRELESS, INC.



                             By:
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             800 Brickell Avenue, Suite 400
                             Miami, Florida 33131


                             H.I.G. BRICKELLBAY, INC.

                             By:  /s/
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             1001 Brickell Bay Drive
                             Twenty-Seventh Floor
                             Miami, Florida 33131



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                                   FOUNDERS:

                                   /s/ Delly Tamer
                                   ------------------------------------------
                                   Delly Tamer

                                   970 Chestnut Street
                                   San Francisco, California 94109

                                   /s/ Brett Beveridge
                                   ------------------------------------------
                                   Brett Beveridge

                                   970 Chestnut Street
                                   San Francisco, California 94109


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                                   FOUNDERS:

                                   /s/ Delly Tamer
                                   ------------------------------------------
                                   Delly Tamer

                                   970 Chestnut Street
                                   San Francisco, California 94109

                                   /s/ Brett Beveridge
                                   ------------------------------------------
                                   Brett Beveridge

                                   4775 Pine Dr
                                   Miami, Fl 33143


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                             PURCHASERS:

                             H.I.G. WIRELESS INTERNET, INC.

                             By: /s/
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             c/o Doug Berman
                             1001 Brickell Bay Drive
                             Twenty-Seventh Floor
                             Miami, Florida 33131


                             ------------------------------------------

                             By:
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             c/o Barry Patmore
                             3000 Sand Hill Road
                             Bldg. 1, Suite 260
                             Menlo Park, California 94025

                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                             PURCHASERS:

                             H.I.G. WIRELESS, INC.

                             By:
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             c/o Doug Berman
                             1001 Brickell Bay Drive
                             Twenty-Seventh Floor
                             Miami, Florida 33131


                             Brentwood Associates IX, LP
                             By: Brentwood IX Ventures, LLC
                             Its General Partner

                             By: /s/ Jeffrey Brody
                                ----------------------------------------------

                             Name:  Jeffrey Brody
                                  --------------------------------------------

                             Title: Managing Member
                                   -------------------------------------------

                             c/o Barry Patmore
                             3000 Sand Hill Road
                             Bldg. 1, Suite 260
                             Menlo Park, California 94025

                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                             PURCHASERS:

                             H.I.G. WIRELESS, INC.

                             By:
                                ----------------------------------------------

                             Name:
                                  --------------------------------------------

                             Title:
                                   -------------------------------------------

                             c/o Doug Berman
                             1001 Brickell Bay Drive
                             Twenty-Seventh Floor
                             Miami, Florida 33131


                             Brentwood Affiliates Fund III, LP
                             By: Brentwood IX Ventures, LLC
                             Its General Partner


                             By: /s/ Jeffrey Brody
                                ----------------------------------------------

                             Name:  Jeffrey Brody
                                  --------------------------------------------

                             Title: Managing Member
                                   -------------------------------------------

                             c/o Barry Patmore
                             3000 Sand Hill Road
                             Bldg. 1, Suite 260
                             Menlo Park, California 94025

                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                                 PURCHASERS:

                                 G & H Partners
                                 155 Constitution Drive
                                 Menlo Park, California 94025

                                 By: /s/ Gay S. Wohl
                                    -------------------------------------------

                                 Name:   Gay S. Wohl
                                      -----------------------------------------

                                 Title:  Partner
                                       ----------------------------------------


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                             PURCHASERS:

                             Accel VII L.P.
                             By: Accel VII Associates L.L.C.
                             Its General Partner

                             By: /s/ G. Carter Sednaoui
                                -----------------------------------------
                                     G. Carter Sednaoui
                                     Managing Member

                             Accel Internet Fund III L.P.
                             By: Accel Internet Fund III Associates L.L.C. Its General Partner


                             By: /s/ G. Carter Sednaoui
                                -----------------------------------------
                                     G. Carter Sednaoui
                                     Managing Member

                             Accel Investors *99 L.P.

                             By: /s/ G. Carter Sednaoui
                                -----------------------------------------
                                     G. Carter Sednaoui
                                     Managing Member

                             Addresses for Notices:

                             Accel Partners
                             428 University Avenue
                             Palo Alto, CA 94301
                             Attn: Theresia Gouw Ranzetta and Janes R. Swartz
                             Tel: (650) 614-4800
                             Fax: (650) 614-4880

                             and

                             Accel Partners
                             One Palmer Square
                             Princton, NJ 08542
                             Attn: G. Carter Sednaoui
                             Tel: (609) 683-4500
                             Fax: (609) 683-0384


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                                CO-SALE AGREEMENT

                                   EXHIBIT E

                             BYLAWS OF THE COMPANY

                                     BYLAWS
                                       OF

                               WIRELESS NET, INC.

                                    ARTICLE I

                                     OFFICES

                  Section 1. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

                  Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. All meetings of the stockholders shall be held either at the principal executive office of the corporation or at any other place within or without the State of Delaware designated by the Board of Directors or, subject to the power of the Board of Directors to designate the place of the meeting, the person or persons calling the meeting. In absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

                  Section 2. Annual meetings of stockholders, shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

                  Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

                  Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors or by the written request of holders of fifty percent (50%) or more of the outstanding shares of capital stock. Such request shall state the purpose or purposes of the proposed meeting.

                  Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty
(60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

                  Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                  Section 8. The holders of fifty percent (50%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

                  Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                  Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                                    DIRECTORS

                  Section 1. The number of directors that shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in Section 3.2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                  Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

                  Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

                  Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

                  Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

                  Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                  Section 7. Special meetings of the board may be called by the president on ten (10) days' notice to each director by mail, by fax or e-mail, personally or by telegram; special meetings shall be called by the president or secretary in like manner, and on like notice on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

                  Section 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 9. Unless otherwise restricted by the certificate of incorporation of these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                  Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

                  Section 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

                  In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                  Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

                  Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

                  Section 14. Unless otherwise restricted by the certificate of incorporation or bylaw, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                     NOTICES

                  Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

                  Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

                  Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a president, chief financial officer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board. The Board of Directors may also choose one or more vice-presidents. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

                  Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a chief financial officer, and a secretary and may choose vice presidents.

                  Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

                  Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

                  Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                          THE CHAIRPERSON OF THE BOARD

                  Section 6. The Chairperson of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he/she shall be present. He/She shall have and may exercise such powers as are, from time to time, assigned to him/her by the Board and as may be provided by law.

                  Section 7. In the absence of the Chairman of the Board at a meeting, a member of the Board of Directors elected by a majority of such members present at such meeting shall preside at such meeting provided he/she shall be present at such meeting. He/She shall have and may exercise such powers as are, from time to time, assigned to him/her by the Board and as may be provided by law.

                        THE PRESIDENT AND VICE-PRESIDENTS

                  Section 8. The president shall be the chief executive officer of the corporation; and in the absence of the Chairman he/she shall preside at all meetings of the stockholders and the Board of Directors; he/she shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                  Section 9. He/She shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

                  Section 10. In the absence of the president or in the event of his inability or refusal to act, a majority of the directors may designate another officer of the corporation to perform such duties and exercise such powers, shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                  THE SECRETARY

                  Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he/she shall be. He/she shall have custody of the corporate seal of the corporation and he/she shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his/her signature. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his/her signature.

                  Section 12. In the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary, a majority of the directors may designate another officer of the corporation to perform such duties and exercise such powers.

                           THE CHIEF FINANCIAL OFFICER

                  Section 13. The chief financial officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

                  Section 14. He/she shall disburse the funds of the corporation as may be ordered by the president, taking proper vouchers for such disbursements, and shall render to the president or when the Board of Directors so requires, an account of all his/her transactions as chief financial officer and of the financial condition of the corporation.

                  Section 15. If required by the Board of Directors, he/she shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his/her office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his/her possession or under his/her control belonging to the corporation.

                  Section 16. In the absence of the chief financial officer or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer, a majority of the directors may designate another officer of the corporation to perform such duties and exercise such powers.

                                   ARTICLE VI
                              CERTIFICATE OF STOCK

                  Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairperson of the Board of

Directors, or the president and the chief financial officer, or the secretary of the corporation, certifying the number of shares owned by him in the corporation.

                  Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

                  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.


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


                                LOST CERTIFICATES

                  Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

                  Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

                  Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than


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

sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

                  Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS

                                    DIVIDENDS

                  Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for


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

such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

                  Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

                  Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

                  Section 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

                  Section 6. The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation's request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6


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

shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

                  Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

                  The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this


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

bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

                  The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the corporation.

                  To assure indemnification under this Section 6 of all directors, officers and employees who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."

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

                                  ARTICLE VIII

                                   AMENDMENTS

                  Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.


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

                             CERTIFICATE OF OFFICER

                                       OF
                               WIRELESS NET, INC.

         The undersigned, William E Growney, Jr. hereby certifies that he is the duly elected and acting Assistant Secretary of Wireless Net, Inc., a Delaware corporation (the "Corporation"), and that the Bylaws attached hereto constitute the Bylaws of said Corporation as duly adopted by Unanimous Written Consent of the Board of Directors on July __, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this __st day of July, 1999.

                                   William E Growney, Jr.
                                   Assistant Secretary